UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) JULY 12, 2004

BROADVISION, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000- 28252	94-3184303
(Commission File No.)	(IRS Employer Identification No.)

585 Broadway Redwood City, CA 94063
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (650) 261-5100

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPPOINTMENT OF PRINCIPAL OFFICERS.

On August 27, 2004, Robert Lee was appointed to the Board of Directors of BroadVision, Inc.  The Company’s Board of Directors has not determined the Board committees on which Mr. Lee will serve.

ITEM 8.01.  OTHER EVENTS.

BroadVision, Inc. announced on July 21, 2004 that it had received a “Wells Notice” from the staff of the U.S. Securities and Exchange Commission (SEC) in connection with the Commission’s investigation concerning the Company’s restatement of its results for the third quarter of fiscal 2001 and revisions to its results for the fourth quarter of fiscal 2001 and the year ended December 31, 2001. Those changes were announced by the Company by press release on April 1, 2002.

The changes concerned revenue related to one software license agreement. The Company had recognized revenue on that agreement in its entirety in the third quarter of 2001, following receipt of payment in full by the customer. The Company subsequently determined that the revenue should instead be recognized ratably over the four-year life of the agreement, and has been accounting for the revenue ratably in all periods since the third quarter of 2001. The SEC’s investigation of this matter began after the Company voluntarily disclosed its discovery of the incorrect reporting of revenue recognition.

Under the SEC’s procedures, a Wells Notice indicates that the SEC staff has made a preliminary decision to recommend that the Commission bring a civil enforcement action against the recipient of the notice. The Wells Notice received by the Company indicates that the staff intends to recommend that the Commission bring an enforcement action against the Company alleging that it violated Sections 10(b), 13(a) and 13(b)(2)(A) and (B) of the Securities Exchange Act of 1934 and Rules 10b-5, 12b-20 and 13a-13 thereunder. Section 10(b) and Rule 10b-5 contain the basic antifraud provisions of the federal securities laws. Sections 13(a) and 13(b)(2)(A) and (B) and Rules 12b-20 and 13a-13 contain certain of the obligations of public companies to file periodic and other reports with the SEC and, in connection therewith, to maintain accurate financial books and records and appropriate internal accounting controls.

The Company has the opportunity to respond to the SEC staff before the staff makes its formal recommendation on whether any action should be brought by the SEC. The Company has held discussions with the SEC staff regarding the Wells Notice and is continuing to cooperate fully with the staff in an effort to bring the matter to an appropriate and timely resolution.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)                                  Exhibits.

Exhibit Number	Description
99.1	Press Release dated July 21, 2004 reporting BroadVision, Inc.’s receipt of a “Wells Notice” from the staff of the U.S. Securities and Exchange Commission.

99.2	“Wells Notice” dated July 12, 2004 from the staff of the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROADVISION, INC.

Dated: August 31, 2004	By:	/s/ William E. Meyer

William E. Meyer
Executive Vice President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated July 21, 2004 reporting BroadVision, Inc.’s receipt of a “Wells Notice” from the staff of the U.S. Securities and Exchange Commission.

99.2	“Wells Notice” dated July 12, 2004 from the staff of the U.S. Securities and Exchange Commission.